EXHIBIT 99.1
------------













                          XI'AN JIAHUI REAL ESTATE LTD.

                              FINANCIAL STATEMENTS

             at December 31, 2003 and September 30, 2004 (unaudited)
               and for the years ended December 31, 2003 and 2002
        and the nine months ended September 30, 2004 and 2003(unaudited)

XI'AN JIAHUI REAL ESTATE LTD.




INDEX
-----



                                                                          PAGE

     INDEPENDENT AUDITORS' REPORT                                         2

     BALANCE SHEETS                                                       3

     STATEMENTS OF INCOME AND RETAINED EARNINGS                           4

     STATEMENTS OF CASH FLOWS                                             5

     NOTES TO FINANCIAL STATEMENTS                                        6-11

K E M P I S T Y   &   C O M P A N Y
-----------------------------------
CERTIFIED PUBLIC ACCOUNTANTS, P.C.
15 MAIDEN LANE - SUITE 1003 - NEW YORK, NY 10038 - TEL (212) 406-7272 -
FAX (212) 513-1930


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

     Board of Directors
     Xi'an Jiahui Real Estate Ltd.

     We have audited the accompanying balance sheet of Xi'an Jiahui Real Estate Ltd. as of December 31, 2003 and the related statements of income and retained earnings and cash flows for each of the years in the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Xi'an Jiahui Real Estate Ltd.at December 31, 2003 and the results of its' operations and cash flows for each of the years in the two years then ended in conformity with accounting principles generally accepted in the United States of America.




     Kempisty & Company
     Certified Public Accountants PC
     New York, New York
     February 9, 2005

                          XI'AN JIAHUI REAL ESTATELTD.

                                 BALANCE SHEETS

                                                 September 30,        December 31,
                                                      2004                2003
                                                ----------------    ----------------
                                                  (unaudited)
                                     ASSETS

Current Assets:
   Cash                                         $     1,248,964     $       454,360
   Accounts receivable                                1,778,528             509,917
   Prepaid expenses                                   6,343,796           3,549,459
                                                ----------------    ----------------
      Total current assets                            9,371,288
                                                                          4,513,736
Property and equipment, net (Note 6)                  9,534,879           8,636,267
Due from affiliates  (Note 4)                         2,482,585           4,136,618
Other assets (Note 7)                                 1,352,280           3,207,232
                                                ----------------    ----------------
      Total Assets                              $    22,741,032     $    20,493,853
                                                ================    ================


                         LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
   Bank loans (Note 9)                          $     7,128,187     $     7,128,187
   Accounts payable and accrued expenses                479,257           2,356,452
   Due to affiliates (Note 5)                         1,758,750           4,391,477
   Customer deposits                                  3,539,701             934,271
   Taxes payable                                         77,993              91,076
   Due to officers                                    4,170,476             170,527
                                                ----------------    ----------------
      Total Current Liabilities                      17,154,364          15,071,990

Participating Interest (Note 10)                      3,325,155           3,325,155
      Total Liabilities                              20,479,519          18,397,145

Commitment and Contingencies (Note 11)

Members' Equity:
   Contributed capital                                2,174,701           2,174,701
   Retained (deficit)                                    86,813             (77,993)
                                                ----------------    ----------------
   Members' Equity                                    2,261,514           2,096,708
                                                ----------------    ----------------
      Total Liabilities and Members' Equity     $    22,741,032     $    20,493,853
                                                ================    ================





                        See Notes to Financial Statements

                          XI'AN JIAHUI REAL ESTATE LTD.

              STATEMENTS OF INCOME AND RETAINED EARNINGS (DEFICIT)


                                               For the Nine Months Ended                 For the Year Ended
                                                     September 30,                          December 31,
                                          -----------------------------------    -----------------------------------
                                                2004               2003                2003               2002
                                          ----------------   ----------------    ----------------   ----------------
                                                      (Unaudited)

Revenues
   Sales                                  $     2,812,503    $       319,802     $     3,483,564    $       195,206
   Other                                           30,681             28,880             220,822             29,484

Less: Cost of sales                             2,126,446                  -           1,785,675                  -
                                          ----------------   ----------------    ----------------   ----------------

Gross profit                                      716,738            348,682           1,918,711            224,690

Operating Expenses
   General and administrative expenses            372,169            207,510             513,278            181,867
   Sales taxes                                    141,763                204             101,277             59,317
                                          ----------------   ----------------    ----------------   ----------------
      Total Operating Expenses                    513,932            207,714             614,555            241,184

Income before Income Taxes                        202,806            140,968           1,304,156            (16,494)

Provision for income taxes                        (38,000)                 -                   -                  -
                                          ----------------   ----------------    ----------------   ----------------

Net income (loss)                                 164,806            140,968           1,304,156            (16,494)

Retained earnings (deficit)
   beginning of period                    $       (77,993)   $    (1,382,149)    $    (1,382,149)   $    (1,365,655)
                                          ================   ================    ================   ================
Retained earnings (deficit)
   end of period                          $        86,813    $    (1,241,181)    $       (77,993)   $    (1,382,149)
                                          ================   ================    ================   ================
















                       See Notes to Financial Statements.

                          XI'AN JIAHUI REAL ESTATE LTD.

                            STATEMENTS OF CASH FLOWS


                                                         For the Nine Months Ended                 For the Year Ended
                                                               September 30,                          December 31,
                                                    -----------------------------------    -----------------------------------
                                                          2004               2003                2003               2002
                                                    ----------------   ----------------    ----------------   ----------------
                                                                (Unaudited)

Operating Activities
--------------------
   Net income or (loss)                             $       164,806    $       140,968     $     1,304,156    $       (16,494)

   Adjustments to reconcile net (loss)
      to net cash used by operating activities:

   Depreciation and amortization                             55,650             41,136              54,849             20,568

   Changes in operating assets and liabilities:

   (Increase) decrease in accounts receivable            (1,268,611)           (69,798)           (509,917)          (218,842)
   (Increase) decrease in prepaid expenses               (2,794,336)        (1,341,738)         (1,875,319)           (66,537)
   (Increase) decrease in inventory                                                                                         -
   (Increase) decrease in due from affiliates             1,654,033         (1,403,143)         (4,136,618)                 -
   (Increase) decrease in other assets                    1,854,952          3,593,894           1,744,618                  -
   Increase (decrease) in accounts payable
      and accrued expenses                               (1,877,195)          (637,675)            509,881           (147,265)
   Increase (decrease) in due to affiliates              (2,632,728)         2,625,126           4,391,478            (20,568)
   Increase (decrease) in customer deposites              2,605,430            293,439             (80,772)                 -
   Increase (decrease) in taxes payable                     (13,083)                                91,076                  -
   Increase (decrease) in due to officers                 3,999,949           (208,792)         (1,584,702)           606,642
                                                    ----------------   ----------------    ----------------   ----------------
   Net cash (used) by operating activities                1,748,867          3,033,417             (91,270)           157,505

Investing Activities
--------------------
   Patent costs                                                                                                             -
   Purchase of fixed assets                                (954,263)        (3,122,957)           (432,130)                 -
                                                    ----------------   ----------------    ----------------   ----------------
   Net cash (used) by investing activities                 (954,263)        (3,122,957)           (432,130)
                                                                                                                            -

Financing Activities
--------------------
   Increase (decrease) in bank loans (current)                                 616,165             616,167                  -
   Sale of common stock
                                                    ----------------   ----------------    ----------------   ----------------
   Net cash provided by financing activities                      -            616,165             616,167                  -
   Increase (decrease) in cash                              794,604            526,624              92,767            157,505
   Effect of exchange rates on cash
   Cash at beginning of period                              454,360            361,593             361,593            204,088
                                                    ----------------   ----------------    ----------------   ----------------

   Cash at end of period                            $     1,248,964    $       888,217     $       454,360    $       361,593
                                                    ================   ================    ================   ================

Supplemental Disclosures of Cash Flow Information:
   Cash paid during year for:

     Interest                                       $       297,000    $       297,000     $       213,846    $       213,846
                                                    ================   ================    ================   ================
     Income taxes                                   $             0    $             0     $             0    $             0
                                                    ================   ================    ================   ================





                       See Notes to Financial Statements.

                          XI'AN JIAHUI REAL ESTATE LTD.

                          NOTES TO FINANCIAL STATEMENTS


Note 1 -  ORGANIZATION AND OPERATIONS
-------------------------------------

          Xi'an Jiahui Real Estate Ltd. (the "Company") was established in Xi'an, Peoples Republic of China ("PRC") on December 17, 1996 for the purpose of real estate development, property management and othe related services. The Company is a China-foreign joint venture limited liability company and therefore only has a 10 year life which expires December 16, 2007 at which time its business license has to be renewed.


Note 2 -  SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------

          Cash and Cash Equivalents
          -------------------------

          All highly liquid investments with original maturities of three months or less are considered cash equivalents. Substantially all of the Company's cash and cash equivalents are held by two financial institutions.

          Use of Estimates
          ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

          Employees' Benefits
          -------------------

          Mandatory contributions are made to the Government's health, retirement benefit and unemployment schemes at the statutory rates in force during the period, based on gross salary payments. The cost of these payments is charged to the statement of income in the same period as the related salary cost.

          Fair Value of Financial Instruments
          -----------------------------------

          The carrying value of financial instruments including cash and cash equivalents, receivables, accounts payable and accrued expenses, approximates their fair value at December 31, 2003 due to the relatively short-term nature of these instruments.

                          XI'AN JIAHUI REAL ESTATE LTD.

                          NOTES TO FINANCIAL STATEMENTS


Note 2 -  SIGNIFICANT ACCOUNTING POLICIES (continued)
-----------------------------------------------------

          Income Taxes
          ------------

          Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in the US and the PRC expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

          Foreign Currency Translation
          ----------------------------

          The Company maintains its books and accounting records in Renminbi ("RMB"), thePRC's currency. Translation of amounts from RMB in United States dollars ("US$") has been made at the single rate of exchange of US$1.00:RMB8.277. No representation is made that RMB amounts could have been or could be, converted into US dollar at that rate. On January 1, 1994, the PRC government introduced a single rate of exchange as quoted daily by the People's Bank of China (the "Unified Exchange Rate"). The quotation of the exchange rates does not imply free convertibility of RMB to other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the Bank of China or other institutions requires submitting a payment application form together with supplier's invoices, shipping documents and signed contracts.

          Property, Plant and Equipment
          -----------------------------

          Property, plant and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

          When assets are retired or disposed of, the cost and accumulated depreciation ae removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

          Depreciation is calculated on a straight-line basis over the estimated useful life of the assets. The percentages applied are:

                     Machines and equipment                  5%
                     Vehicles                               10%
                     Leasehold improvements                  5%

                          XI'AN JIAHUI REAL ESTATE LTD.

                          NOTES TO FINANCIAL STATEMENTS


Note 2 -  SIGNIFICANT ACCOUNTING POLICIES (continued)
-----------------------------------------------------

          Valuation of Long-Lived assets
          ------------------------------

          The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

          Interim financial information
          -----------------------------

          The unaudited balance sheet, the unaudited statements of income and cash flows have been prepared in accordance with United States generally accepted accounting principles for interim financial information. In our opinion, all adjustments (consisting solely of normal recurring accruals) considered necessary for a fair presentation of the financial position, results of operations and cash flows as at September 30, 2003 and 2004, have been included. Readers of these financial statements should note that the interim results for the six month periods ended September 30, 2003 and 2004, are not necessarily indicative of the results that may be expected for the fiscal year as a whole.


Note 3 -  RELATED PARTY TRANSACTIONS
------------------------------------

          The Company leases office and retail space to an affiliate Shaanxi JiaHui Hantang Book Publishing Co., Ltd. The lease period is from January 1, 2003 to December 31, 2007. The rent is $192,100 per year and the rent is payable semi-annually. As of September 30, 2003 and 2004, the Company is owed $48,025 and 48,025, respectively, in rents from the affiliate.


Note 4 -  DUE FROM AFFILIATES
-----------------------------

          Due from affiliates consists of the following:

                                                      September 30,      December  31,
                                                      2004               2003
                                                     ----------------    ----------------

          Estates Management Department              $        89,601     $        60,121
          Shaanxi JiaHui Hantang Book Publishing           2,047,544           2,180,442
          Shaanxi Xin Yuan Real Estate Ltd.                   79,128             758,489
          Shannxi Jiahui Real Estate Ltd.                    266,313           1,137,096
                                                     $     2,482,585     $     4,136,148

                          XI'AN JIAHUI REAL ESTATE LTD.

                          NOTES TO FINANCIAL STATEMENTS


Note 5 -  DUE TO AFFILIATES
---------------------------

          Due to affiliates consists of the following:

                                               September 30,        December 31,
                                                        2004                2003
                                            ----------------    ----------------

          Rui Ze Industrial Ltd.            $     1,399,924     $     2,474,952
          Shaanxi Han Tang Trading Ltd.                   -             150,175
          Shaanxi Han Tang Book Ltd.                 24,163                   -
          Shaanxi Han Tang Trading Ltd.             334,662           1,766,351
                                            $     1,758,750     $     4,391,477


Note 6 -  PROPERTY AND EQUIPMENT
--------------------------------

          The folowing is a summary of property, plant and equipment - at cost, less accumulated depreciation:

                                               September 30,        December 31,
                                                        2004                2003
                                            ----------------    ----------------

          Vehicles                          $       280,198     $       280,198
          Machinery and equipment                    95,467              17,096
          Leasehold improvements                  2,416,335              73,984
                                                  2,792,000             371,278

          Less: Accumulated depreciation           (324,500)           (137,300)
                                                  2,467,500             233,978

          Construction in progress                7,067,379           8,402,289

               Total                        $     9,534,879     $     8,636,267

          Depreciation expense charged to operations was $9,303 and $54,849 in 2004 and 2003, respectively.

                          XI'AN JIAHUI REAL ESTATE LTD.

                          NOTES TO FINANCIAL STATEMENTS


Note 7 -  OTHER ASSETS
----------------------

          Other assets consist of the following:

                                            June 30,            December 31,
                                            2004                2003
                                            ----------------    ----------------

          Restricted cash                   $       494,117     $       494,117
          Other receivables                         858,163           1,867,984
          Loans and advances                              -             845,131
                                            $     1,352,280     $     3,207,232


Note 8 -  INCOME TAXES
----------------------

          Due to the Company's losses, no income taxes were paid for the years ended December 31, 2003 and 2002.

          The provisions for income taxes for each of the two years ended December 31, 2003 and 2002 are summarized as follows:


          PRC only:                         2003                2002
                                            ----------------    ----------------

          Current                           $       404,000     $        (5,000)
          Deferred                                 (404,000)              5,000
                                            $             -     $             -


Note 9 -  BANK LOANS
--------------------

          Bank loans payable consist of the following:

                                            September 30,       September 30,
                                            June 30,            December 31,
                                            2004                2003
                                            ----------------    ----------------

          Various banks                     $     7,128,187     $     7,128,187


          The bank loans bear interest at 6.6375% and are secured by the buildings and personal guarantees. The bank loans mature one year from their origination date.

                          XI'AN JIAHUI REAL ESTATE LTD.

                          NOTES TO FINANCIAL STATEMENTS


Note 10 - LOAN PARTICIPATION
----------------------------

          The Company has entered into a real estate project in which a lender to the Company has converted its loan into an equity participation in the project and is entitled to participate in market value appreciation and results of the project's operations. Under the terms of the arrangement, the lender converted $3,325,155 of debt.


Note 11 - COMMITMENTS AND CONTINGENCIES
---------------------------------------

          The Company's operations are conducted in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

          The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments legal environments and foreign currency exchange.

          The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.


Note 12 - CURRENT VALUE INFORMATION (unaudited)
-----------------------------------------------

The Company owns floors 1-4 of the JiaHui Building which are leased to the book store. As of June 30, 2004 these floors have an appraisal value of approximately $5,900,000 which is $2,013,273.00 in excess of what they are carried on the Company's books.

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------









                        BANGLA PROPERTY MANAGEMENT, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS


                                December 31, 2004


                                                                      Page
                                                                      ----

Financial Statements:

     Balance Sheets                                                    F-2

     Statements of Operations                                          F-3

     Statement of Shareholders' Equity                                 F-5

     Statements of Cash Flows                                          F-6

     Notes to Financial Statements                                     F-7





























--------------------------------------------------------------------------------
Form 10QSB for the period ending December 31, 2004                      Page 1

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                           Consolidated Balance Sheets
                           ---------------------------

ASSETS
                                                               December 31,        March 31,
                                                               2004                2004
                                                               (unaudited)         (Note 1)
                                                               ----------------    ----------------
CURRENT ASSETS
   Cash                                                        $           630     $        14,239
   Accounts receivable                                                   5,100               2,050
   Due from related parties                                                737                  --
   Prepaid expenses                                                        374                  --
                                                               ----------------    ----------------
      Total current assets                                               6,841              16,289

PROPERTY AND EQUIPMENT
   Land and building, net of $428 accumulated depreciation              54,261                  --
   Maintenance equipment, net of $237 and $151
    accumulated depreciation                                               194                 258
                                                               ----------------    ----------------
      Total property and equipment                                      54,455                 258

      Total assets                                             $        61,296     $        16,547
                                                               ================    ================

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable and accrued expenses                                 3,648                  --
   Accounts payable, related parties                                                         9,931
   Current portion, Mortgage payable                                     3,960                  --
                                                               ----------------    ----------------
      Total current liabilities                                          7,608               9,931

Mortgage payable                                                        38,672
                                                               ----------------
      Total liabilities                                                 46,280

SHAREHOLDERS' EQUITY
Common shares, 100,000,000 shares of no par
  value authorized, 7,325,000 shares issued
  and outstanding                                                       30,525              30,525
Accumulated other comprehensive income                                  (1,463)                 --
Accumulated deficit                                                    (14,046)            (23,909)
                                                               ----------------    ----------------
      Total shareholders' equity                                        15,016               6,616

      Total liabilities and shareholders' equity               $        61,296     $        16,547
                                                               ================    ================







              The accompanying notes to financial statements are an
                        integral part of this statement.

--------------------------------------------------------------------------------
Form 10QSB for the period ending December 31, 2004                      Page 2

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                      Consolidated Statements of Operations
                      -------------------------------------
                                   (Unaudited)

                                            3 Months            3 Months
                                            Ending              Ending
                                            December 31,        December 31,
                                            2004                2003
                                            ----------------    ----------------
REVENUES:

   Property management fees                 $         7,970     $         7,511
   Rental income                                      2,560                  --
                                            ----------------    ----------------
                                                     10,530               7,511
                                            ----------------    ----------------

EXPENSES:
   Salaries                                             450                 450
   Professional fees                                  2,070               7,556
   Rent                                                 150                 450
   Depreciation                                         450                  22
   Property taxes                                       380                  --
   Other administrative expenses                        588               1,250
                                            ----------------    ----------------
      Total expenses                                  4,088               9,278
                                            ----------------    ----------------

Net income (loss) from operations                     6,442              (2,217)

Interest expense                                       (386)               (112)

Net income (loss)                           $         6,056     $        (2,329)
                                            ================    ================

Net income (loss) per common share          $             *     $             *
                                            ================    ================

Weighted average shares outstanding               7,325,000           7,325,000
                                            ================    ================

* Less than $0.01 per share















              The accompanying notes to financial statements are an
                        integral part of this statement.

--------------------------------------------------------------------------------
Form 10QSB for the period ending December 31, 2004                      Page 3

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                      Consolidated Statements of Operations
                      -------------------------------------
                                   (Unaudited)

                                            9 Months            9 Months
                                            Ending              Ending
                                            December 31,        December 31,
                                            2004                2003
                                            ----------------    ----------------
REVENUES:

   Property management fees                 $        23,465     $        15,341
   Rental income                                      2,560                  --
                                            ----------------    ----------------
                                                     26,025              15,341
                                            ----------------    ----------------

EXPENSES:
   Salaries                                           1,350               1,350
   Professional fees                                 10,247              23,573
   Rent                                                 450               1,450
   Depreciation                                         493                  65
   Property taxes                                       380                  --
   Other administrative expenses                      2,514               4,399
                                            ----------------    ----------------
      Total expenses                                 15,434              30,837
                                            ----------------    ----------------

Net income (loss) from operations                    10,591             (15,496)

Interest expense                                       (728)               (201)

Net income (loss)                           $         9,863     $       (15,697)
                                            ================    ================

Net income (loss) per common share          $             *     $             *
                                            ================    ================

Weighted average shares outstanding               7,325,000           7,325,000
                                            ================    ================


Less than $0.01 per share
Other comprehensive income (loss)

Net income (loss)                                     9,863             (15,697)

Foreign currency translation adjustment              (1,463)                  -
                                            ----------------    ----------------
Total comprehensive income                            8,400             (15,697)
                                            ================    ================







              The accompanying notes to financial statements are an
                        integral part of this statement.

--------------------------------------------------------------------------------
Form 10QSB for the period ending December 31, 2004                      Page 4

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                 Consolidated Statement of Shareholders' Equity
                 ----------------------------------------------
                                   (Unaudited)


                                 Common           Common         Accumulated Other      Accumulated     Shareholders'
                                 Shares           Stock          Comprehensive Income   (Deficit)       Equity
                                 --------------   ------------   --------------------   -------------   -------------

Balance March 31, 2003               7,325,000    $    16,166    $                --    $     (7,397)   $      8,769

Capital contributions by
shareholders                                --         14,359                     --              --          14,359

Net loss for the year
ending March 31, 2003                       --             --                     --         (16,512)        (16,512)
                                 --------------   ------------   --------------------   -------------   -------------

Balance March 31, 2004               7,325,000    $    30,525    $                --    $    (23,909)   $      6,616
                                 --------------   ------------   --------------------   -------------   -------------

Net income (loss) for the
period ended December 31, 2004              --             --    $                --    $      9,863    $      9,863

Foreign currency
translation adjustment                      --             --                 (1,463)                         (1,463)
                                 --------------   ------------   --------------------   -------------   -------------

Balance December 31, 2004            7,325,000    $    30,525    $            (1,463)   $    (14,046)   $     15,016
                                 ==============   ============   ====================   =============   =============






















              The accompanying notes to financial statements are an
                        integral part of this statement.

--------------------------------------------------------------------------------
Form 10QSB for the period ending December 31, 2004                      Page 5

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                      Consolidated Statements of Cash Flows
                      -------------------------------------
                                   (Unaudited)

                                                9 Months            9 Months
                                                 Ending              Ending
                                              December 31,        December 31,
                                                  2004                2003
                                            ----------------    ----------------

Cash flows from operating activities:
   Net (loss)                               $         9,863     $       (15,697)
   Reconciling adjustments -
      Depreciation                                      493                  64
      Common stock issued for services                                       --
      Accounts payable assumed by
       shareholder                                       --                  --
   Changes in operating assets:
      Accounts receivable                            (3,050)             (2,020)
      Prepaid expenses                                 (374)
      Accounts payable                               (5,546)             10,088
                                            ----------------    ----------------
Net cash provided (used) by                           1,386              (7,565)
  operating activities

Cash flows from investing activities:
   Purchase of land and building                    (13,532)                 --
                                            ----------------    ----------------
Net cash (used) by investing activities             (13,532)                 --
                                            ----------------    ----------------

Cash flows from financing activities:
   Proceeds of loans payable                             --              10,000
                                            ----------------    ----------------

Net cash provided by financing activities                --              10,000
                                            ----------------    ----------------

Foreign currency adjustment                          (1,463)                 --
                                            ----------------    ----------------

Net change in cash                                  (13,609)              2,435

Cash, beginning of period                            14,239              10,342
                                            ----------------    ----------------

Cash, end of period                         $           630     $        12,777
                                            ================    ================

Non-cash item:
   Exchange of mortgage for property        $        40,729                  --


Supplementary disclosure of cash flow information:

   Cash paid during period for interest     $           728                  --
   Cash paid during period for income
     taxes                                               --                  --
                                            ================    ================





              The accompanying notes to financial statements are an
                        integral part of this statement.

--------------------------------------------------------------------------------
Form 10QSB for the period ending December 31, 2004                      Page 6

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


              Consolidated Notes to Unaudited Financial Statements
              ----------------------------------------------------

Note 1 - Summary of Significant Accounting Policies
---------------------------------------------------

The accompanying consolidated financial statements included herein have been prepared by Bangla Property Management, Inc. without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted as allowed by such rules and regulations, and the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the March 31, 2004 audited financial statements and the accompanying notes thereto. While management believes the procedures followed in preparing these financial statements are reasonable, the accuracy of the amounts are in some respect dependent upon facts that will exist, and procedures that will be accomplished by the Company later in the year. The results of operations for the interim periods are not necessarily indicative of the results of operations for the full year. In management's opinion all adjustments necessary for a fair presentation of the Company's financial statements are reflected in the interim periods included.

Amounts shown for March 31, 2004 were taken from the audited financial statements of those dates.

Organization
------------
The  Company   incorporated  a  wholly-owned   subsidiary  in  the  Province  of
Saskatchewan, Canada, on August 5, 2004.


Note 2 - Basis of Presentation - Going Concern
----------------------------------------------

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has insufficient working capital and continued operating losses, and therefore may be forced to discontinue operations. This fact raises substantial doubt about the Company's ability to continue as a going concern. Management plans to raise additional capital to complete its business plan.


Note 3 - Property and Equipment
-------------------------------

Components of property and equipment consist of:

                                                                   Depreciation
                                                                   Rate
                                      Accumulated    Net           and
                        Cost          Depreciation   Amount        Method
                        -----------   ------------   -----------   ---------------------
Period ending
  December 31, 2004

Maintenance
  equipment                    430                          236
Building                    42,800            194        42,372    Straight Line 5 years
Land                    $   11,889    $       428    $   11,889    4% Declining balance

Depreciation has been provided in amounts sufficient to recover asset costs over their estimated useful lives. All components of property and equipment are being depreciated or amortized.

The Company through its subsidiary Bangla Properties Inc., acquired a duplex rental property in Regina, Saskatchewan, Canada, and owes a mortgage payable of $42,632 (CDN$51,240) against the land and building. The term of the mortgage is 60 months and the amortization is 25 years. The interest is a variable rate of the CIBC Prime Rate less 0.250% per annum. The monthly payment (principal and interest) is $215.55 (December 31 rate = CDN$259.08) property tax component $113.07 (December 31 rate = CDN$135.91, for a total monthly payment of 328.62 (CDN$394.99) per month. The mortgage matures September 13, 2009.

--------------------------------------------------------------------------------
Form 10QSB for the period ending December 31, 2004                      Page 7

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


ITEM 7. FINANCIAL STATEMENTS.
-----------------------------


                          INDEX TO FINANCIAL STATEMENTS





                        BANGLA PROPERTY MANAGEMENT, INC.

                              FINANCIAL STATEMENTS

                                      with

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                 March 31, 2004



                                                                    Page
                                                                    ----

Report of Independent Registered Public Accounting Firm             F-2

Financial Statements:

     Balance Sheets                                                 F-3

     Statements of Operations                                       F-4

     Statement of Stockholders' Equity                              F-5

     Statements of Cash Flows                                       F-6

     Notes to Financial Statements                              F-7 to F-12

--------------------------------------------------------------------------------
10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 9

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


             Report of Independent Registered Public Accounting Firm
             -------------------------------------------------------



Board of Directors
Bangla Property Management, Inc.

     We have audited the accompanying balance sheets of Bangla Property Management, Inc. as of March 31, 2004 and 2003, and the related statements of operations, stockholders' equity, and cash flows for years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bangla Property Management, Inc. as of March 31, 2004 and 2003, and the related statements of operations, stockholders' equity, and cash flows for years then ended, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has limited working capital and continued operating losses, which raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


MILLER AND MCCOLLOM
Certified Public Accountants
4350 Wadsworth Boulevard, Suite 300
Wheat Ridge, Colorado 80033
June 28, 2004

--------------------------------------------------------------------------------
10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 10

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                                 Balance Sheets
                                 --------------

                                     ASSETS
                                                           March 31,           March 31,
                                                           2004                2003
                                                           ----------------    ----------------

CURRENT ASSETS
   Cash                                                    $        14,239     $        10,342
   Accounts receivable                                               2,050                 150
                                                           ----------------    ----------------
         Total current assets                                       16,289              10,492

PROPERTY AND EQUIPMENT
   Maintenance equipment, net of $172 and $86
      accumulated depreciation                                         258                 344
                                                           ----------------    ----------------
         Total property and equipment                                  258                 344

            Total assets                                   $        16,547     $        10,836
                                                           ================    ================

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                                                  8,931                  --
   Accounts payable, related parties                                 1,000               2,067
                                                           ----------------    ----------------
         Total current liabilities                                   9,931               2,067

SHAREHOLDERS' EQUITY
   Common shares, 100,000,000 shares of no par
      value authorized, 7,325,000 shares
      issued and outstanding                                        30,525              16,166
   Accumulated deficit in the development stage                    (23,909)             (7,397)
                                                           ----------------    ----------------
         Total shareholders' equity                                  6,616               8,769

            Total liabilities and shareholders' equity     $        16,547     $        10,836
                                                           ================    ================


















              The accompanying notes to financial statements are an
                        integral part of this statement.

--------------------------------------------------------------------------------
10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 11

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                            Statements of Operations
                            ------------------------


                                           Year                Year
                                           Ending              Ending
                                           March 31,           March 31,
                                           2004                2003
                                           ----------------    ----------------

REVENUES:

Property management fees                   $        23,065     $         8,250

EXPENSES:
   Salaries                                          1,800               2,100
   Professional fees                                29,579               7,934
   Rent                                              1,900               1,650
   Depreciation                                         86                  86
   Advertising                                          --                  --
   Other administrative expenses                     6,018               3,564
                                           ----------------    ----------------
         Total expenses                             39,383              15,333
                                           ----------------    ----------------

Net (loss) from operations                         (16,318)             (7,084)

Interest expense                                      (194)                (56)

Net (loss)                                 $       (16,512)    $        (7,140)
                                           ================    ================

Net (loss) per common share                $             *     $             *
                                           ================    ================

Weighted average shares outstanding              7,325,000           6,305,769
                                           ================    ================

* Less than $0.01 per share



















              The accompanying notes to financial statements are an
                        integral part of this statement.

--------------------------------------------------------------------------------
10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 12

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                      (i) Statement of Shareholders' Equity
                      -------------------------------------

                             Common         Common         Accumulated    Shareholders'
                             Shares         Stock          (Deficit)      Equity
                             ------------   ------------   ------------   -------------

Balance March 31, 2002         6,000,000    $     2,916    $      (257)   $      2,659

Common stock issued for
  cash, January 2003           1,380,000         13,250             --          13,250

Net loss for the year
  ending March 31, 2003               --             --         (7,140)         (7,140)
                             ------------   ------------   ------------   -------------

Balance March 31, 2003         7,380,000    $    16,166    $    (7,397)   $      8,769
                             ------------   ------------   ------------   -------------

Capital contributions by
  shareholders                        --         14,359             --          14,359

Net loss for the year
  ending March 31, 2004               --             --        (16,512)        (16,512)
                             ------------   ------------   ------------   -------------

Balance March 31, 2004         7,380,000    $    30,525    $   (23,909)   $      6,616
                             ============   ============   ============   =============




























              The accompanying notes to financial statements are an
                        integral part of this statement.

--------------------------------------------------------------------------------
10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 13

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                            Statements of Cash Flows
                            ------------------------


                                                             Year                Year
                                                             Ending              Ending
                                                             March 31,           March 31,
                                                             2004                2003
                                                             ----------------    ----------------

Cash flows from operating activities:
   Net (loss)                                                $       (16,512)    $        (7,140)
   Reconciling adjustments -
      Depreciation                                                        86                  86
      Common stock issued for services                                    --                  --
      Accounts payable assumed by
         shareholder                                                      --                  --
      Changes in operating assets:
         Accounts receivable                                          (1,900)               (150)
         Accounts payable                                             12,223               2,066
                                                             ----------------    ----------------
Net cash provided by operating activities                             (6,103)             (5,138)

Cash flows from investing activities:
   Purchase of equipment                                                  --                  --
                                                             ----------------    ----------------
Net cash (used) by investing activities                                   --                  --

Cash flows from financing activities:
   Sales of common stock                                                  --              13,250
   Loans from shareholder                                             10,000                  --
                                                             ----------------    ----------------
Net cash provided by financing activities                             10,000              13,250
                                                             ----------------    ----------------

Net increase in cash                                                   3,897               8,112

Cash, beginning of period                                             10,342               2,230
                                                             ----------------    ----------------

Cash, end of period                                          $        14,239     $        10,342
                                                             ================    ================


Supplementary disclosure of cash flow information:
   Cash paid during period for interest                                   --                  --
   Cash paid during period for income taxes                               --                  --
                                                             ================    ================

Supplemental disclosure of noncash investing and
financing activities:
   Loans and accounts payable contributed by shareholder              14,359                  --









              The accompanying notes to financial statements are an
                        integral part of this statement.

--------------------------------------------------------------------------------
10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 14

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                          Notes to Financial Statements
                          -----------------------------

Note 1 - Summary of Significant Accounting Policies
---------------------------------------------------

This summary of significant accounting policies of Bangla Property Management, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements. The financial statements are stated in United States of America dollars.

Organization and Description of Business
----------------------------------------

The Company was incorporated in the State of Colorado on June 15, 2001.

The Company is in the property management business. The Company currently offers the following general areas of service to existing and potential customers: new tenant placement services, month-to-month tenant management services for existing tenants, re-lease arrangements for existing tenants, tenant fee collection and eviction service, and exterior maintenance.

To date, the Company's revenue has resulted from the management of residential properties. The properties currently being managed are located in Saskatchewan, Canada.

Revenue Recognition
-------------------

Revenues are recognized in accordance with SEC Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements." Under SAB 101, product revenues (or service revenues) are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectibility is reasonably assured.

The Company's revenues are derived principally from management fees, collection fees, and other related charges. Revenue is recognized when services have been performed and billed.

Use of Estimates
----------------

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Earnings (Loss) Per Share
-------------------------

Earnings (loss) per share of common stock is computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding during the period.

--------------------------------------------------------------------------------
10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 15

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                          Notes to Financial Statements
                          -----------------------------

Estimated Fair Value of Financial Instruments
---------------------------------------------

The carrying value of accounts payable, and other financial instruments reflected in the financial statement approximates fair value due to the short-term maturity of the instruments.

Comprehensive Income
--------------------

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". SFAS 130 requires that the components and total amounts of comprehensive income be displayed in the financial statements beginning in 1998. Comprehensive income includes net income and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities. The company currently has no components of comprehensive income other than net income (loss).

Income Taxes
------------

The Company records deferred taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax bases of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Valuation of Long-Lived Assets
------------------------------

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operation cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Start-up Costs
--------------

The Company has adopted Statement of Position No. 98-5 ("SOP 98-5"), "Reporting the Costs of Start-Up Activities." SOP 98-5 requires that all non-governmental entities expense the cost of start-up activities, including organizational costs as those costs are incurred.

Other
-----

The Company's fiscal year end is March 31.

The Company paid no dividends during the periods presented.

--------------------------------------------------------------------------------
10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 16

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                          Notes to Financial Statements
                          -----------------------------

Certain comparative figures have been reclassified to conform to the current year presentation. In prior years, the company presented it financial statements as a development stage enterprise.

The Company consists of one reportable business segment.

All revenue reported is from external customers in Canada. All of the Company's assets are located in the United States, except for its' property and equipment, which is located in Canada.

The majority of the company's cash flows (revenues and expenses) are in United States Dollars. Accordingly, the company's functional currency is the United States Dollar.


Note 2 - Basis of Presentation - Going Concern
----------------------------------------------

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has insufficient working capital and continued operating losses, and therefore may be forced to discontinue operations. This fact raises substantial doubt about the Company's ability to continue as a going concern. Management plans to raise additional capital to complete its business plan.


Note 3 - Recent Accounting Pronouncements
-----------------------------------------

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." It requires existing unconsolidated variable interest entities (VIE's) to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the parties involved. It applies immediately to VIE's created after January 31, 2003 and to VIE's in which an enterprise holds a variable interest that was acquired before February 1, 2003, the Interpretation applies for periods beginning after June 15, 2003. In December 2003, the FASB reissued Interpretation No. 46 with certain modifications and clarifications for certain VIE's. The Company has no unconsolidated VIE's and therefore its financial statements are in compliance with the requirements of Interpretation No. 46.

In April 2003, the FASB issued SFAS No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends and clarifies the accounting guidance on certain derivative instruments and hedging activities. SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003 and hedging relationships designated after June 30, 2003. The adoption of this statement did not impact the Company's financial position, results of operations, or cash flows.

In May 2003,  the FASB issued SFAS No. 150,  "Accounting  for Certain  Financial
Instruments with Characteristics of both Liabilities and Equity." SFAS 150 establishes standards for how an issuer of equity (including the equity shares of any entity whose financial statements are included in the consolidated financial statements) classifies and measures on its balance sheet certain

--------------------------------------------------------------------------------
10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 17

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                          Notes to Financial Statements
                          -----------------------------

financial instruments with characteristics of both liabilities and equity. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and for existing financial instruments after July 1, 2003. The adoption of this statement did not impact the Company's financial position, results of operations, or cash flows.


Note 4 - Property and Equipment
-------------------------------

Components of property and equipment consist of:

                                                                         Depreciation
                                                                             Rate
                                        Accumulated         Net              and
                           Cost        Depreciation       Amount            Method
                       -------------   -------------   -------------   ----------------
Year ending
  March 31, 2004 -
   Maintenance                                                            Straight Line
     equipment         $        430    $        172    $        258         5 Years
Year ending
  March 31, 2003 -
   Maintenance                                                            Straight Line
     equipment         $        430    $         86    $        344         5 Years

Depreciation has been provided in amounts sufficient to recover asset costs over their estimated useful lives. All components of property and equipment are being depreciated or amortized.


Note 5 - Equity
---------------

The Company issued 6,000,000 shares of its common stock during July 2001 to its sole shareholder for management services. Additional paid-in capital totaling $2,316 has been contributed, consisting of $500 in cash, the payment of incorporation costs of $766, and rent expense incurred of $1,050.

In January of 2003, the company sold 1,380,000 shares of common stock in a private offering for $13,800.

As described in notes 8 and 9, during the year ended March 31, 2004, shareholders contributed additional paid-in capital totaling $14,359.


Note 6 - Income Taxes
---------------------

The Company is subject to US and Canadian federal income taxes. The Company has had no income, and therefore has paid no income tax

Deferred income taxes arise from temporary timing differences in the recognition of income and expenses for financial reporting and tax purposes. The Company's

--------------------------------------------------------------------------------
10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 18

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                          Notes to Financial Statements
                          -----------------------------

deferred tax assets consist entirely of the benefit from net operating loss carryforwards. The Company's deferred tax assets are offset by a valuation allowance due to the uncertainty of the realization of the net operating loss carryforwards. Net operating loss carryforwards may be further limited by a change in company ownership and other provisions of the tax laws.

The Company's deferred tax assets, valuation allowance, and change in valuation allowance are as follows:

                                            Estimated
                 Estimated                     Tax
                    NOL           NOL        Benefit        Valuation        Net Tax
Year Ending     Carryforward    Expires     from NOL        Allowance        Benefit
-----------   ---------------   -------   -------------   -------------   -------------
   2002       $         250       2022    $         95    $        (95)   $         --
   2003               7,500       2023           2,850          (2,850)             --
   2003              16,500       2024           6,720          (6,720)             --
              ---------------   -------   -------------   -------------   -------------
   Total      $      24,250               $      9,215    $     (9,215)   $         --
              ===============   =======   =============   =============   =============

Taxes at the statutory rate are reconciled to the Company's actual income taxes as follows:


   Canadian and US Federal income taxes at statutory rate             38%
   Valuation allowance                                               (38%)
                                                                   ----------
   Actual income tax rate                                             --
                                                                   ==========


Note 7 - Commitments and Contingencies (Related parties)
--------------------------------------------------------

The Company has entered into two office rental agreements for renting office space in California commencing July 1, 2001 through June 30, 2005 from its President for $100 per month and from January 1, 2002 through June 30, 2005 in Canada for $50 per month from the President's brother. The rental agreements are subject to early termination by the Company provided notice and required rental payments are made.

Future base rent commitments during the years ended March 31 under these lease agreements are summarized as follows:

                               2004         1,800
                               2005           450


Note 8 - Related Party Tansactions
----------------------------------

The Company has property management contracts with its president for three properties. Income from these contracts was $1,800 for the year ended March 31, 2004, for which there is no amount due at March 31, 2004 and March 31, 2003.

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10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 19

                        BANGLA PROPERTY MANAGEMENT, INC.
--------------------------------------------------------------------------------


                          Notes to Financial Statements
                          -----------------------------

Accounts payable, related parties, consists of monies advanced to the Company by its President and his brother. The advances have no specific payment terms, and interest is accrued at 5%pa. On March 31, 2004, the President and his brother were owed $5,359. The President and his brother agreed to forgive $4,359 of the debt, and this amount has been recorded as contributed capital to the Company.


Note 9 - Line of Credit
-----------------------

On March 1, 2003, the Company entered into a Loan Facility Agreement with White Sands, Inc., a Nevis corporation of which the Company's president is the beneficial owner. The Loan Facility Agreement established a $50,000 unsecured line of credit from which the Company may borrow up to $50,000 upon seven days written notice to White Sands, Inc. All sums drawn down, if any, will accrue interest of 8% per annum and all amounts owing plus interest accrued are payable on demand by White Sands, Inc. upon 30 days written notice to the Company.

On October 17, 2003, the Company borrowed $10,000 under the line of credit. On March 31, 2004, White Sands, Inc. agreed to forgive the loan and all accrued interest. The amount due, including accrued interest, has been recorded as contributed capital to the Company.

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10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 20